UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

__________________

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 11, 2005

E-Z-EM, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11479	11-1999504
(Commission File Number)	(IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success, New York	11042
(Address of Principal Executive Offices)	(Zip Code)

(516) 333-8230
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 11, 2005, E-Z-EM, Inc. ("E-Z-EM") issued a press release announcing its financial results for the quarter ended September 3, 2005. The press release was filed as an exhibit to, and incorporated by reference into, a Current Report on Form 8-K filed by E-Z-EM on that date. This amendment on Form 8-K/A is being filed to correct an error in the press release issued on October 11, 2005.

Item 2.02	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02 and Item 7.01:

On October 18, 2005, E-Z-EM issued a press release (the "Correcting Release") correcting certain information included in a press release issued on October 11, 2005, announcing its financial results for the quarter ended September 3, 2005. A copy of the Correcting Release is attached hereto and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits

99.1	Press release issued by E-Z-EM, Inc. on October 11, 2005 (previously filed as an exhibit to the Current Report on Form 8-K filed by E-Z-EM, Inc. on October 11, 2005).

99.2	Press release issued by E-Z-EM, Inc. on October 18, 2005.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2005	E-Z-EM, Inc.

(Registrant)

By:	/s/ Joseph A. Cacchioli

Joseph A. Cacchioli

Vice President - Controller

EXHIBIT INDEX

No.	Description

99.1	Press release issued by E-Z-EM, Inc. on October 11, 2005 (previously filed as an exhibit to the Current Report on Form 8-K filed by E-Z-EM, Inc. on October 11, 2005).

99.2	Press Release issued by E-Z-EM, Inc. on October 18, 2005.

5